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                                                                   EXHIBIT 10.43



                        Harrah's Entertainment Letterhead

                                February 29, 2000

Frederick W. Burford
JCC Holding Company
512 South Peters
New Orleans, Louisiana 70130

                           Re: Minimum Payment Guaranty

Dear Fred:

                  In connection with the matters described in your letters of February 21 and 22, 2000, HET and HOCI are willing to make Daily Payments under the Minimum Payment Guaranty Documents to the State up to a total amount of $40 million on the terms and conditions set forth in this letter as agreed to by JCC Holding Company and Jazz Casino Company, LLC (collectively, "JCC") below.

                  HET and HOCI are willing to make Daily Payments up to a total of $40 million without demanding repayment (or giving any notice in respect of payment, nonpayment or collection) thereof prior to March 31, 2001; provided that should HET and HOCI be required to make or make Daily Payments to the State in an amount that exceeds $40 million, then HET and HOCI reserve all of their rights under the existing contractual agreements to demand prompt reimbursement for all Daily Payments in excess of $40 million prior to March 31, 2001.

                  In addition HET and HOCI agree to defer until March 31, 2001 any interest payments owed on any Daily Payments made by the HET and HOCI up to a total of $40 million in Daily Payments. However, should HET or HOCI be required to make or make Daily Payments in excess of $40 million, then HET and HOCI reserve all of their rights under the existing contractual agreements to demand prompt repayment from JCC for all interest due on the Daily Payments in excess of $40 million made by HET or HOCI in addition to the principal amounts in excess of $40 million as mentioned above.

                  Interest on the demand loan arising upon payment of Daily Payments by HET or HOCI up to $40,000,000 shall bear interest at the non-default interest rate referenced in Section 3 of the HET/JCC Agreement. Interest on any demand loans arising upon any payment of Daily Payments by HET or HOCI in excess of $40,000,000 shall bear interest at the rate referenced in Section 3 of the HET/JCC Agreement, including at a default rate if any such demand loan is not timely paid.


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                  In connection with the foregoing, the undersigned hereby
agree, represent and warrant that:

                  1. They have obtained all necessary waivers, consents, and approvals required to consummate the arrangements described in this letter.

                  2. The entering into such arrangement will not create any default or event of default under any material agreements of HET and HOCI.

                  3. There are no other agreements or understandings by HET, HOCI or their affiliates with respect to the subject matter of this letter other than as set forth herein or as contained in the existing documentation relating to the New Orleans casino project.

                  4. HET and HOCI expressly reserve all of their rights under the existing documentation with respect to the New Orleans Casino project and nothing herein shall be construed to modify or impair any of the rights or obligations of any party thereto except as specifically set forth in this letter.

                  Please feel free to call me to discuss any of the foregoing.

                                Very truly yours,

                                HARRAH'S ENTERTAINMENT, INC.

                                By:      /s/ Charles L. Atwood
                                    --------------------------------------------
                                    Name:      Charles L. Atwood
                                         ---------------------------------------
                                    Title: Vice President and Treasurer
                                           -------------------------------------

                                HARRAH'S OPERATING COMPANY, INC.

                                By:
                                    --------------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                           -------------------------------------


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Consent, Agreements and Representations and Warranties of JCC


                  The undersigned consent and agree to the foregoing letter and represent and warrant that:

                  1. They have obtained approval of all Class A directors on JCC Holding Company's Board of Directors and all waivers, consents or approvals required to consummate the arrangement set forth in the foregoing letter.

                  2. JCC entering into this arrangement will not create a default or event of default in any of JCC's material contracts and JCC is not presently in default under any such contracts.

                  3. Subject to the terms of the agreement set forth in this letter, JCC and their affiliates affirm all agreements with HET and HOCI and their affiliates are in full force and effect and remain valid and binding obligations enforceable in accordance with their terms.

                  4. There are no other agreements or understandings by JCC or its affiliates with respect to the subject matter of this letter other than as set forth herein or as contained in the existing documentation relating to the New Orleans casino project.

                  5. JCC expressly reserves all rights under the existing documentation with respect to the New Orleans casino project and nothing herein shall be construed to modify or impair any of the rights or obligations of the parties hereto except as specifically set forth in this letter.



                                      JCC HOLDING COMPANY, a
                                      Delaware corporation

                                      By:
                                         ---------------------------------------
                                      Name:
                                           -------------------------------------
                                      Title:
                                            ------------------------------------

                                      JAZZ CASINO COMPANY, LLC, a
                                      Louisiana limited liability company

                                      By:
                                         ---------------------------------------
                                      Name:
                                           -------------------------------------
                                      Title:
                                            ------------------------------------


Dated as of February 29, 2000